SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 18, 2010 (March 17, 2010)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2010, in connection with the closing of the issuance and sale of $350 million aggregate principal amount of 7 5/8% Senior Notes due 2020 (the “Notes”), referred to in Item 2.03 of this report, Steel Dynamics, Inc. (the “Company”) entered into a Registration Rights Agreement.  A copy of the Registration Rights Agreement is filed as Exhibit 4.13 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 11, 2010, the Company and certain of its subsidiaries entered into a Purchase Agreement (the “Purchase Agreement”) with Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the “Initial Purchasers”) relating to the issuance and sale by the Company of the Notes.  A copy of the Purchase Agreement is filed as Exhibit 4.12 and incorporated herein by reference.

On March 17, 2010, the Company consummated the issuance and sale of the Notes pursuant to the terms of an Indenture dated as of March 17, 2010 among the Company, certain of its subsidiaries and Wells Fargo Bank, National Association, as Trustee.  The Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933.  The net proceeds from the Notes will be used by the Company to repay amounts outstanding under its senior secured revolving credit facility, and for general corporate purposes, including, without limitation, for debt repayment, capital expenditures, working capital and acquisitions.  A copy of the Indenture is filed as Exhibit 4.14 and incorporated herein by reference.

8.01 Other Events.

On March 17, 2010, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Completion of Notes Offering.”  The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(d )	Exhibits.

	Exhibit Number	Description

4.12

Purchase Agreement among Steel Dynamics, Inc., Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Initial Purchasers, dated March 11, 2010.

4.13

Registration Rights Agreement among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Initial Purchasers, dated March 17, 2010.

	4.14	Indenture dated March 17, 2010, among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

	99.1	A press release dated March 17, 2010, titled “Steel Dynamics Announces Completion of Notes Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: March 18, 2010	By:	Theresa E. Wagler
	Title:	Chief Financial Officer